SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 1, 1998

                     LONG ISLAND LIGHTING COMPANY d/b/a LIPA
               (Exact Name of Registrant as specified in Charter)


     New York                       1-3571                 11-1019782
 (State or Other                (Commission File          (IRS Employer
 Jurisdiction of                   Number)                Identification Number)
 Incorporation)

333 Earle Ovington Boulevard, Suite 403, Uniondale, New York     11553
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone number, including area code:  (516)222-7700

ITEM 8.  CHANGE IN FISCAL YEAR

       On June 1, 1998, Long Island Lighting Company d/b/a LIPA ("LIPA") changed its fiscal year end from March 31 to December 31. The 1998 Form 10-K for LIPA will reflect the period from April 1, 1998 to December 31, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Long Island Lighting Company d/b/a LIPA has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          LONG ISLAND LIGHTING COMPANY d/b/a LIPA


                          By /s/ David P. Warren
                             ---------------------------------
                             Name: David P. Warren
                             Title:  Chief Financial Officer

December 21, 1998